UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  July 27, 2006
(Date of earliest event reported)

INCYTE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)

Experimental Station, Route 141
& Henry Clay Road, Building E336
Wilmington, DE	19880
(Address of principal executive offices)	(Zip Code)

(302) 498-6700
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 27, 2006, Incyte Corporation issued a press release announcing financial results for its fiscal quarter ended June 30, 2006. The full text of the press release is furnished as Exhibit 99.1.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits

99.1                           Press release issued by Incyte Corporation dated July 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 27, 2006

INCYTE CORPORATION

By:	/s/ Patricia A. Schreck
Patricia A. Schreck
Executive Vice President and
General Counsel